UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 15, 2019

The Joint Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-36724	90-0544160
(State or other juris-	(Commission file	(IRS employer
diction of incorporation)	number)	identification number)

16767 N. Perimeter Drive, Suite 240

Scottsdale, AZ 85260

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(480) 245-5960

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered under Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	JYNT	The NASDAQ Capital Market LLC

Item 2.01	Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K filed by The Joint Corp. (“we” or the “Company”) with the Securities and Exchange Commission (“SEC”) on August 19, 2019 (“August Form 8-K”). The August Form 8-K reported under Item 2.01 that the Company had completed its repurchase of one operating franchise, located in Chula Vista, California, which was accomplished pursuant to an Asset and Franchise Purchase Agreement (the “Purchase Agreement”) among the Company, Well Adjusted Ventures, LLC, a California limited liability company (“Seller”), and Jim Burbach (the “Shareholder”).

The description of the Purchase Agreement found in this Form 8-K/A is not intended to be complete and is qualified in its entirety by reference to the agreements attached to the August Form 8-K.

This Form 8-K/A provides the financial statements and pro forma financial information as required by Item 9.01 of Form 8-K. No other modification to the August Form 8-K is being made by this Form 8-K/A. The information previously reported in or filed with the August Form 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(a)(1) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of the Seller as of December 31, 2018, and December 31, 2017 and for the years ended December 31, 2018 and 2017, and accompanying notes, and the unaudited condensed consolidated financial statements of the Seller as of June 30, 2019 and December 31, 2018 and for the three and six months ended June 30, 2019 and 2018 are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated by reference into this Form 8-K/A.

(b)(1) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company as of June 30, 2019 and for the six months ended June 30, 2019 and the year ended December 31, 2018, and accompanying notes, are attached hereto as Exhibit 99.3 and are incorporated by reference into this Form 8-K/A.

(d) Exhibits.

Exhibit No.	Description

99.1	Audited Consolidated Financial Statements of the Seller as of December 31, 2018, and December 31, 2017 and for the years ended December 31, 2018 and 2017

99.2	Unaudited Condensed Consolidated Financial Statements of the Sellers as of June 30, 2019 and December 31, 2018 and for the three and six months ended June 30, 2019 and 2018

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of the Company as of June 30, 2019 and for the six months ended June 30, 2019 and the year ended December 31, 2018

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2019.

The Joint Corp.
By /s/ Peter D. Holt
Peter D. Holt
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited Consolidated Financial Statements of the Seller as of December 31, 2018, and December 31, 2017 and for the years ended December 31, 2018 and 2017

99.2	Unaudited Condensed Consolidated Financial Statements of the Seller as of June 30, 2019 and December 31, 2018 and for the three and six months ended June 30, 2019 and 2018

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of the Company as of June 30, 2019 and for the six months ended June 30, 2019 and the year ended December 31, 2018